Exhibit 10.2

                        The Hanover Insurance Group, Inc.
                2006-2007 Compensation of Non-Employee Directors
 - For the annual service period beginning on May 16, 2006, the date of the 2006
                         Annual Meeting of Shareholders-
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Standard Fees                                        Description
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Annual Director Retainer
         -  Stock Component                          - Common Stock grant valued at $50,000 (number of shares
                                                       issued based on the closing price as of date of grant)
                                                     - Granted on May 16, 2006

         - Cash Component                            - $30,000
                                                     - Payable on or after May 16, 2006

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Board Meeting Fee                                    - $2,200 per meeting attended in person
                                                     - $1,100 per meeting attended telephonically

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Committee Meeting Fee                                - $1,500 per Committee meeting attended in person
                                                     - $750 per Committee meeting attended telephonically
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Committee Chairperson Annual Retainer                - $7,500 for the chairperson of the Nominating and
                                                       Corporate Governance Committee, payable on or after
                                                       May 16, 2006
                                                     - $10,000 for the chairperson of the Compensation
                                                       Committee, payable on or after May 16, 2006
                                                     - $15,000 for the chairperson of the Audit
                                                       Committee, payable on or after  May 16, 2006
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Chairman of the Board Retainer                       - $60,000
                                                     - Payable on or after May 16, 2006
Other
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Deferred Compensation Plan                           - Directors may defer receipt of their cash and stock
                                                       compensation.  Deferred cash amounts are accrued in a
                                                       memorandum account that is credited with interest derived
                                                       from the so-called  General  Agreement on Tariffs and Trade
                                                       (GATT)Rate (4.73% in 2006). At the election of each director, cash deferrals of meeting fees and  retainers may be converted to Common Stock of the Company with  such stock issued pursuant to (i) the  Amended  and  Restated Non-Employee Director Stock
                                                       Ownership  Plan (for any shares issued during May 2006),and
                                                       (ii) the 2006 Long-Term Incentive Plan for any shares issued thereafter.

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Reimbursable Expenses                                - Travel and related expenses incurred in connection
                                                       with service on the Board of Directors and its
                                                       Committees
Matching Charitable Contributions                    - Company will provide matching contributions to
                                                       qualified charitable organizations up to $2,500 per
                                                       director per year

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